                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2006

                            2-TRACK GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                   333-89208               41-2036671
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                Number)           Identification Number)

               35 Argo House, Kilburn Road, London, U.K. NW6 5LF

              (Address of principal executive offices) (zip code)

                                 011-44-20-7644-0472

              (Registrant's telephone number, including area code)

                                   Copies to:
                                Roger Linn, Esq.
                       WEINTRAUB GENSHLEA CHEDIAK SPROUL
                           400 Capitol Mall, 11th Floor
                              Sacramento, CA 95814

                                  (916) 558-6064
                                  (916) 446-1611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into s Material Definitive Agreement.

      2-Track Ltd., a U.K ("2-Track"). subsidiary of 2-Track Global Inc., entered into a supply agreement with Saracom Co., Ltd., ("Saracom") in Korea, that will expressly define the terms and conditions of the previous contract agreed on
December 13, 2005 and SARACOM's and 2-TRACK's respective support rights and obligations regarding STARFISH product supply.

Where Saracom acts as a manufacturer of the product for 2-Track, 2-Track will exclusively purchase Starfish products from Saracom as long as all the requirements are met.

In gearing Saracom's manufacturing processes in order to meet the expected supply requirements of 2-Track, 2-Track will notify SARACOM in writing of its requirements for the STARFISH Product for the two years immediately following the Project end date, currently required at 5,000 units in 31st
Oct. 2006; and 10,000 units in 31st Oct. 2007. However, unit requirement could be increased or decreased any time based on mutual agreement from both parties.

The Agreement will come into effect on the Commencement date and, subject to the remaining terms of this agreement, will continue in full force and effect for the Term and thereafter will be automatically renewed without limit of period unless and until terminated by either party giving to the other not less than six (6) months written notice expiring no earlier than the fifth anniversary of the Commencement Date or at any time thereafter.

Contact:
2-Track Global Inc
Jay Shin,
+44 20 7644 0472
http://www.2-trackglobal.com

                                       1

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              2-Track Global, Inc.

Dated: February 22, 2006                       By: /s/ Mike Jung
                                                  ------------------------------
                                                  Name:  Mike Jung
                                                  Title: Chief Executive Officer